SCHEDULE 14A
(RULE 14a-101)

Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Soliciting Material Pursuant to Rule 14a-12

Golub Capital BDC 3, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)
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GOLUB CAPITAL BDC 3, INC.
200 Park Avenue, 25th Floor
New York, NY 10166
December 16, 2019
Dear Stockholder:
You are cordially invited to attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Golub Capital BDC 3, Inc. (the “Company”) to be held on February 4, 2020 at 9:45 a.m., Eastern Time, at the offices of Golub Capital, LLC, located at 200 Park Avenue, 25th Floor, New York, New York.
The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to: (1) elect two Class I directors of the Company and (2) ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019. I will also report on the Company’s progress and respond to stockholders’ questions.
It is very important that your shares be represented at the Annual Meeting. Even if you plan to attend the meeting in person, I urge you to please sign the enclosed proxy and return it promptly in the envelope provided, or vote via the Internet or telephone. We encourage you to vote via the Internet, if possible, as it saves us significant time and processing costs. Your vote and participation in the governance of the Company are very important to us.
Sincerely yours,
/s/ David B. Golub

David B. Golub
President and Chief Executive Officer

GOLUB CAPITAL BDC 3, INC.
200 Park Avenue, 25th Floor
New York, NY 10166
(212) 750-6060
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 4, 2020
Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of Golub Capital BDC 3, Inc. (the “Company”) that:
The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company will be held at the offices of Golub Capital, LLC, located at 200 Park Avenue, New York, New York, on February 4, 2020 at 9:45 a.m., Eastern Time, for the following purposes:
1.
To elect two Class I directors of the Company who will each serve until the 2023 Annual Meeting of Stockholders of the Company or until his or her successor is duly elected and qualified; and

2.
To ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020.

You have the right to receive notice of, and to vote at, the Annual Meeting if you were a Stockholder of record at the close of business on December 10, 2019. Whether or not you expect to be present in person at the Annual Meeting, please sign the enclosed proxy and return it promptly in the envelope provided, or authorize your proxy via the Internet or telephone. Instructions are shown on the proxy card.
Your vote is extremely important to us. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.
THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.
By Order of the Board of Directors,
/s/ Joshua M. Levinson

Joshua M. Levinson
Secretary
December 16, 2019

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, or authorize your proxy electronically via the Internet or by telephone. Please see the proxy statement and the enclosed proxy card for details about electronic voting. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person if you wish to change your vote.

GOLUB CAPITAL BDC 3, INC.
200 Park Avenue, 25th Floor
New York, NY 10166
(212) 750-6060
PROXY STATEMENT
For
2020 Annual Meeting of Stockholders
To Be Held on February 4, 2020
This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (“Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under the rules of the Securities and Exchange Commission (“SEC”), and some of it is technical in nature. If there is anything you do not understand, please contact us at (212) 750-6060.
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Golub Capital BDC 3, Inc. (the “Company,” “we,” “us” or “our”) for use at our 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, February 4, 2020 at 9:45 a.m., Eastern Time, at the offices of Golub Capital, LLC, located at 200 Park Avenue, New York, New York, and at any postponements or adjournments thereof. This Proxy Statement and the Company’s Annual Report for the fiscal year ended September 30, 2019 are being mailed to stockholders of the Company of record as of December 10, 2019 (the “Stockholders”) on or about December 16, 2019.
We encourage you to vote your shares, either by voting in person at the Annual Meeting or by voting by proxy, which means that you authorize someone else to vote your shares. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you execute a proxy without specifying your voting instructions, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the Board’s discretion unless you specifically state otherwise on your proxy.
You may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Annual Meeting. Any Stockholder entitled to vote at the Annual Meeting may attend the Annual Meeting and vote in person, whether or not he or she has previously voted his or her shares via proxy or wishes to change a previous vote.
You will be eligible to authorize your proxy electronically via the Internet, telephone, or by mail by following the instructions on the proxy card.
Purpose of Annual Meeting
At the Annual Meeting, you will be asked to vote on the following proposals:
1.
To elect two Class I directors of the Company who will each serve until the 2023 Annual Meeting of Stockholders of the Company or until his or her successor is duly elected and qualified; and

2.
To ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020.

Voting Securities
You may vote your shares at the Annual Meeting only if you were a Stockholder of record at the close of business on December 10, 2019 (the “Record Date”). There were 26,881,637.700 shares of the Company’s common stock (the “Common Stock”) outstanding on the Record Date. Each share of Common Stock is entitled to one vote.

Quorum Required
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of stockholders entitled to cast a majority of votes entitled to be cast at the Annual Meeting will constitute a quorum. If there are not enough votes for a quorum, the chair of the meeting may adjourn the Annual Meeting to permit the further solicitation of proxies.
Votes Required
Election of Directors
The election of directors requires the affirmative vote of a majority of the shares of Common Stock cast “for” or “against” such nominee at the Annual Meeting in person or by proxy (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee). Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast, and, as a result, will have no effect on the election of nominees.
Ratification of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm (meaning that the number of shares voted “for” the proposal must exceed the number of shares voted “against” such proposal). Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.
Adjournment and Additional Solicitation.   If there appear not to be enough votes to approve the proposals at the Annual Meeting, the chair of the Annual Meeting shall have the power to adjourn the Annual Meeting from time to time without notice other than announcement at the meeting to permit further solicitation of proxies.
A Stockholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.
Information Regarding This Solicitation
The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the Annual Report, the accompanying Notice of Annual Meeting of Stockholders, and the proxy card. The Company intends to use the services of GC Advisors LLC (“GC Advisors”), the Company’s investment adviser, to aid in the distribution and collection of proxy votes. The Company expects to pay market rates for such services. No additional compensation will be paid to directors, officers or regular employees for such services.
Stockholders may authorize their proxy through the Internet, by telephone, or by mail by following the instructions on the proxy card. These options require Stockholders to input the Control Number, which is provided on the proxy card. If you authorize your proxy using the Internet, after visiting www.proxyonline.com and inputting your Control Number, you will be prompted to provide your voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders who authorize their proxy via the Internet, in addition to confirming their voting instructions prior to submission, will, upon request, receive an e-mail confirming their instructions.
If a Stockholder wishes to participate in the Annual Meeting but does not wish to authorize a proxy by Internet, the Stockholder may attend the Annual Meeting in person or submit the enclosed proxy card by following the instructions set forth herein.
Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by resubmitting voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the Annual Meeting, by attending the Annual Meeting and voting in person, or by a notice, provided in writing and signed by the Stockholder, delivered to the Company’s Secretary on any business day before the date of the Annual Meeting.
Security Ownership of Certain Beneficial Owners and Management
As of the Record Date, to our knowledge, no person would be deemed to control us, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
Our directors consist of interested directors and independent directors. An interested director is an “interested person” of the Company, as defined in the 1940 Act, and independent directors are all other directors (the “Independent Directors”).
The following table sets forth, as of December 10, 2019, certain ownership information with respect to our Common Stock for those persons who directly or indirectly own, control or hold with the power to vote more than 5 percent of our outstanding Common Stock and all officers and directors individually and as a group.
Name and Address	Type of Ownership	Shares Owned	Percentage
Lawrence E. Golub(1)(2)	Beneficial	1,945,378.742	7.2%
David B. Golub(1)(2)	Beneficial	1,945,378.742	7.2%
William M. Webster IV(1)(3)	Beneficial	29,895.323	*%
John T. Baily(1)	N/A	—	—
Kenneth F. Bernstein(1)	N/A	—	—
Anita R. Rosenberg(1)	N/A	—	—
Ross A. Teune (1)	N/A	—	—
Joshua M. Levinson (1)	N/A	—	—
All officers and directors as a group (8 persons)(1)	Beneficial	1,945,378.742	7.2%
State Teachers Retirement System of Ohio(4)	Record and beneficial	6,038,557.600	22.5%
GEMS Fund 4, L.P.(5)	Record and beneficial	1,539,999.999	5.7%
Wonder Meirt Management, Inc(6)	Record and beneficial	1,400,000.001	5.2%
Tourmaline Crystal Investments S.A.(7)	Record and beneficial	1,348,958.392	5.0%

*
Represents less than 1.0%

(1)
Effective on or around January 1, 2020, the business address for each of our officers and directors is c/o Golub Capital BDC 3, Inc., 200 Park Avenue, 25th Floor, New York, NY 10166.

(2)
Messrs. Lawrence E. Golub and David B. Golub are control persons of GCOP LLC. The shares of Common Stock shown in the above table as being owned by each named individual reflect the fact that, due to their control of GCOP LLC, each may be viewed as having shared voting and dispositive power over all of the 405,378.743 shares of Common Stock directly owned by such entity. The shares of Common Stock shown in the above table as being owned by each named individual reflect the fact that, due to their control of GEMS Fund 4, L.P., each may be viewed as having shared voting and dispositive power over all of the 1,539,999.999 shares of Common Stock directly owned by such entity although voting rights to the securities held by GEMS Fund 4, L.P. have been passed through to the respective limited partners. Messrs. Lawrence E. Golub and David B. Golub disclaim beneficial ownership of such shares of Common Stock except to the extent of their respective pecuniary interest therein.

(3)
The shares of common stock shown in the above table as being owned by Mr. William M. Webster IV are owned indirectly through investments in GEMS Fund 4, L.P., which directly owns 1,539,999.999 shares of Common Stock.

(4)
The business address for State Teachers Retirement System of Ohio is 275 E. Broad St., Columbus, OH 43215.

(5)
The business address for GEMS Fund 4, L.P. is 200 Park Avenue, 25th Floor, New York, NY 10166.

(6)
The business address for Wonder Merit Management, Inc is c/o China Orient Asset Mgmt Int Hldngs, 1114 Avenue of the Americas, Suite 3405, New York, NY 10036.

(7)
The business address for Tourmaline Crystal Investments S.A. is 660 Madison Avenue, Suite 1630 New York, NY 10065.

Section 16(a) Beneficial Ownership Reporting Compliance
Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s directors and other executive officers, and any persons holding more than 10% of its Common Stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report in this proxy statement any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and other executive officers, the Company believes that during the fiscal year ended September 30, 2019, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.
Dollar Range of Securities Beneficially Owned by Directors
Information as to the beneficial ownership listed in the tables below is based on information furnished to the Company by the persons listed in the respective tables. We are not part of a “family of investment companies” as that term is defined in the 1940 Act. The following table sets forth the dollar range of our Common Stock beneficially owned by each of our directors as of December 10, 2019.
Name of Director	Dollar Range of Equity Securities in Golub Capital BDC 3, Inc.(1)
Independent Directors
John T. Baily	None
Kenneth F. Bernstein	None
Anita R. Rosenberg	None
William M. Webster IV	Over $100,000
Interested Directors
Lawrence E. Golub	Over $100,000
David B. Golub	Over $100,000

(1)
Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

The following table sets forth the dollar range of the beneficial ownership by any of our Independent Directors and his or her immediate family as of December 10, 2019 of the shares of common stock of Golub Capital BDC, Inc. (“GBDC”) (NASDAQ), a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act and whose investment adviser is GC Advisors, and the limited partnership interests in other private funds advised by Golub Capital (“Golub Capital” refers, collectively, to the activities and operations of Golub Capital LLC (formerly Golub Capital Management LLC), which entity employs all of Golub Capital’s investment professionals, as well as GC Advisors, associated investment funds and their respective affiliates).
Name of Director	Name of Owners	Name of Investment	Title of Class	Dollar Range of Equity Securities(1)
Independent Directors
John T. Baily	John T. Baily	GBDC (NASDAQ)	Common Stock	Over $100,000
Kenneth F. Bernstein	Kenneth F. Bernstein	GBDC (NASDAQ)	Common Stock	Over $100,000
Anita R. Rosenberg	Anita R. Rosenberg	GBDC (NASDAQ)	Common Stock	Over $100,000
William M. Webster IV	William M. Webster IV; J. Lyles Glenn, TTEE, FBO William M. Webster IV Trust UAD 3/15/99;
GBDC (NASDAQ);
Golub Capital Partners 9, L.P.;
Golub Capital Partners 10, L.P.;
Golub Capital Partners 11, L.P.;
Golub Capital Partners 11R, L.P.;
Golub Capital Partners 12, L.P.;
GC Coinvestment, L.P.;
Golub Capital International Ltd.;
GEMS Fund 4, L.P.;
			Common Stock; N/A — Single Class	Over $100,000 in each

(1)
Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

PROPOSAL 1: ELECTION OF DIRECTORS
In accordance with the Company’s charter and bylaws, the Board currently has six members. Directors are divided into three classes and are elected for classified terms expiring at the third succeeding annual meeting of stockholders, with a term of office of one of the three classes of directors expiring each year at the Annual Meeting of the Stockholders of the Company. After this election, the terms of Class II, III and I directors will expire at the 2021, 2022 and 2023 Annual Meeting of Stockholders, respectively. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified.
A Stockholder can vote for or against, or abstain from voting for, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each nominee named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that either Mr. David B. Golub or Ms. Anita R. Rosenberg will be unable or unwilling to serve.
THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.
Information about the Nominees and Directors
Certain information with respect to the Class I nominees for election at the Annual Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds and the year in which each person became a director of the Company. The nominees for Class I director currently serve as directors of the Company.
Mr. David B. Golub and Ms. Anita R. Rosenberg have been nominated for election as Class I directors for a three-year term expiring at the 2023 Annual Meeting of Stockholders of the Company or until his or her successor is duly elected and qualified. Mr. David B. Golub and Ms. Anita R. Rosenberg are not being proposed for election pursuant to any agreement or understanding between Mr. David B. Golub and Ms. Anita R. Rosenberg and the Company.
Nominees for Class I Directors
Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director or Nominee for Director During the Past 5 years(2)
David B. Golub (57)(3)	President, Chief Executive Officer and Director	Class I Director since August 2017; Term Expires 2020	Serves as the President of Golub Capital.	Two	A member of the board of directors of Golub Capital Investment Corporation (“GCIC”) from November 2014 until its acquisition by GBDC in September 2019 and GBDC (NASDAQ). Also, serves on the board of directors of the Michael J. Fox Foundation for Parkinson’s Research and The Burton Corporation.

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director or Nominee for Director During the Past 5 years(2)
Anita R. Rosenberg (55)	Director	Class I Director since August 2017; Term Expires 2020	Independent Consultant. Former independent advisor to Magnetar Capital from April 2011 to May 2012. Partner and Portfolio Manager at Harris Alternatives, LLC, and its predecessor, Harris Associates, L.P., from 1999 to 2009.	Two	A member of the board of directors of GCIC from November 2014 until its acquisition by GBDC in September 2019 and GBDC (NASDAQ). An independent trustee at Baron Funds Management since May 2013. An independent director for Impala Asset Management since January 2014.
Class II Directors (continuing directors not up for re-election at the Annual Meeting)
Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director or Nominee for Director During the Past 5 years(2)
John T. Baily (75)	Director	Class II Director since August 2017; Term Expires 2021	Retired.	Two	A member of the board of directors of RLI Corp. (traded on the New York Stock Exchange or “NYSE”), Endurance U.S. Holding Corp. and previously served on the board of directors of Endurance Specialty Holdings, Ltd. from 2003 to October 2017(5), GCIC from November 2014 to September 2019 and GBDC (NASDAQ).
Kenneth F. Bernstein (58)	Director	Class II Director since August 2017; Term Expires 2021	Chief executive officer of Acadia Realty Trust since 2001 and the president and a trustee since its formation in 1998.	Two	A member of the board of directors of GCIC from November 2014 to September 2019 and GBDC (NASDAQ). An independent trustee of BRT Apartments Corp. from 2004 to 2016.

Class III Directors (continuing directors not up for re-election at the Annual Meeting)
Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director or Nominee for Director During the Past 5 years(2)
Lawrence E. Golub (60)(3)	Chairman of the Board of Directors	Class III Director since August 2017; Term Expires 2022	Serves as the Chief Executive Officer of Golub Capital.	Two	A member of the Financial Control Board of the State of New York. Serves on the board of directors of GCIC from November 2014 to September 2019 and GBDC (NASDAQ). Previously served on the board of directors of Empire State Realty Trust, Inc. (NYSE) from 2013 to 2014.
William M. Webster IV (62)	Director	Class III Director since August 2017; Term Expires 2022	Retired. Co-founder of Advance America, Advance Cash Centers, Inc. Served as the Chief Executive Officer of Advance America, Advance Cash Centers, Inc. from its inception in 1997 through August 2005 and served as Chairman of the board of directors from August 2008 through May 2012.	Two	Serves on the board of directors of GBDC (NASDAQ), LKQ Corporation (NYSE) Compass Systems, Inc. and GCIC from November 2014 to September 2019.

(1)
Effective on or around January 1, 2020, the business address of each of our directors is c/o Golub Capital BDC 3, Inc., 200 Park Avenue, 25th Floor, New York, NY 10166.

(2)
“Fund Complex” includes the Company and GBDC.

(3)
No director otherwise serves as a director of an investment company registered under the 1940 Act.

(4)
Messrs. Lawrence E. Golub and David B. Golub, who are brothers, are interested directors due to their position as officers of the Company and of Golub Capital.

(5)
Prior to its acquisition by Sompo International on March 23, 2017, Mr. John T. Baily served on the board of directors of Endurance Specialty Holdings Ltd. (“Endurance”) which was publicly traded on the NYSE. Trading of ordinary shares ceased after the acquisition.

Corporate Governance
We believe that maintaining the highest standards of corporate governance is a crucial part of our business, and we are committed to having in place the necessary controls and procedures designed to ensure compliance with applicable laws, rules and regulations.
Director Independence
The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. On an annual basis, each member of our Board is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the director is independent under the 1940 Act and our corporate governance guidelines. Our Board has determined that each of our directors, other than Mr. Lawrence E. Golub and Mr. David B. Golub, is independent under the Exchange Act, the 1940 Act and the listing standards of the NASDAQ Stock Market LLC. Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board, the Chairman of the Nominating and Corporate

Governance Committee and our Corporate Secretary of any change in circumstance that may cause his or her status as an Independent Director to change. The Board limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to Independent Directors.
The Board’s Oversight Role in Management
The Board’s role in management of the Company is one of oversight. Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by GC Advisors as part of its day-to-day management of our investment activities. The Board reviews risk management processes throughout the year, consulting with appropriate representatives of GC Advisors as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. The Audit Committee of the Board (which consists of all the Independent Directors) is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for aiding the Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments. The Board’s risk oversight responsibilities include reviewing the reimbursement by the Company to Golub Capital LLC (the “Administrator”) of the allocable portion of the cost of the Company’s chief financial officer and chief compliance officer and their respective staffs on an annual basis.
The Board’s Composition and Leadership Structure
The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. Currently, four of the Company’s six directors are Independent Directors (and are not “interested persons”). However, Lawrence E. Golub, Chief Executive Officer of Golub Capital, and therefore an interested person of the Company, serves as Chairman of the Board. The Board believes that it is in the best interests of investors for Mr. Golub to lead the Board because of his broad experience with the day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described below. The Board does not have a lead independent director. However, William M. Webster IV, the Chairman of the Audit Committee and the Nominating and Corporate Governance Committee, is an Independent Director and acts as a liaison between the Independent Directors and management between meetings of the Board. He is also involved in the preparation of agendas for Board and committee meetings. The Board believes that its leadership structure is appropriate in light of the characteristics and circumstances of the Company because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The Board also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between GC Advisors and the Board.
Information About Each Director’s Experience, Qualifications, Attributes or Skills
Below is additional information about each director (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each director possesses, and which the Board believes has prepared each director to be effective. The Board believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience or a factor that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of Board effectiveness. However, the Board believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background, business, professional training or practice (e.g., finance, accounting or law), public service or academic positions, experience from service as a board member (including the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with GC Advisors, and also may benefit from information provided by the Company’s counsel. Both Independent Directors’ and Company’s counsels have significant experience advising funds, including other business development companies, and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.
Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such
Members Should Serve as Directors of the Company
The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its Stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.
Interested Directors
Lawrence E. Golub
Mr. Lawrence E. Golub has served as Chairman of our Board since August 2017. The Board benefits from Mr. Golub’s business leadership and experience and knowledge of the financial services industry. Mr. Golub previously spent ten years as a principal investor and investment banker. As a Managing Director of the Risk Merchant Bank at Bankers Trust Company, he applied derivative products to principal investing and merger and acquisitions transactions. As a Managing Director of Wasserstein Perella Co., Inc., he established that firm’s capital markets group and debt restructuring practice. As an officer of Allen & Company Incorporated, he engaged in principal investing, mergers and acquisitions advisory engagements and corporate finance transactions. Mr. Golub is active in charitable and civic organizations. He is one of three private members of the Financial Control Board of the State of New York, President of the Harvard University JD-MBA Alumni Association, a member of the Harvard University Committee on University Resources, and a member of the Advisory Council of Harvard Kennedy School’s Mossavar- Rahmani Center for Business & Government. Mr. Golub was a White House Fellow and served for over 15 years as Treasurer of the White House Fellows Foundation. Mr. Golub was chairman of Mosholu Preservation Corporation, a non-profit developer and manager of low income housing in the Bronx. He served for over fifteen years as a trustee of Montefiore Medical Center, the university hospital of the Albert Einstein Medical School. He also served for six years as a trustee of Horace Mann School and for five years on the Harvard University Committee for Science and Engineering. Mr. Golub also serves on the board of directors of GBDC (NASDAQ), since February 2009, and previously served on the board of directors of Empire State Realty Trust, Inc. (NYSE) and, prior to its acquisition by GBDC in September 2019, GCIC, a closed-end non-diversified management investment company that elected to be regulated as a business development company under the 1940 Act and whose investment adviser was GC Advisors. Mr. Golub’s experiences with Golub Capital and his focus on middle-market lending led our Nominating and Corporate Governance Committee to conclude that Mr. Golub is qualified to serve as a director.
David B. Golub
Mr. David B. Golub has served as our President and Chief Executive Officer since August 2017. Mr. Golub joined Golub Capital as Vice Chairman in January 2004, after having served as a director of affiliates of the firm since 1995. He brings to the Board a diverse knowledge of business and finance. He is currently Chief Executive Officer of and serves on the board of directors of GBDC (NASDAQ). In addition, from November 2014 until the acquisition of GCIC by GBDC in September 2019, Mr. Golub was President, Chief Executive Officer and served on the board of directors of GCIC. From 1995 through October 2003, Mr. Golub was a Managing Director of Centre Partners Management LLC, a leading private equity firm. From 1995 through 2000, Mr. Golub also served as a Managing Director of Corporate Partners, a private equity fund affiliated with Lazard Fréres & Co. formed to acquire significant minority stakes in established companies. Mr. Golub was the first Chairman of the board of directors and is a long-standing Director of the Michael J. Fox Foundation for Parkinson’s Research. He also serves on the board of directors of The Burton Corporation and has served on the board of numerous public and private companies. Mr. Golub is the brother of Lawrence E. Golub, Chairman of the Board. Mr. Golub earned his A.B. degree in Government from Harvard College. He received an M.Phil. in International Relations from Oxford University, where he was a Marshall Scholar, and an M.B.A. from Stanford Graduate School of Business, where he was named an Arjay Miller Scholar. Mr. Golub’s experiences with Golub Capital and his focus on middle-market lending led our Nominating and Corporate Governance Committee to conclude that Mr. Golub is qualified to serve as a director.
Independent Directors
John T. Baily
Mr. John T. Baily brings over three decades of experience in the accounting industry and a substantial background in insurance industry matters. Mr. Baily currently serves as a member of the board of directors of GBDC (NASDAQ), RLI Corp. (NYSE) and Endurance U.S. Holding Corp. and was a member of the board of directors of GCIC from November 2014 to September 2019. He was elected to serve as a director to GBDC in 2010, to RLI Corp., Ltd. in 2003 and to Endurance U.S. Holding Corp. in October 2017. Mr. Baily also served as a member of the board of directors of Erie Indemnity Company (NASDAQ) from 2003 to 2008, of NYMagic, Inc. (NYSE) from 2003 to 2010 and of Endurance Specialty Holdings, Ltd. from 2003 to October 2017. From 1999 until 2002, Mr. Baily was the President of Swiss Re Capital Partners. Prior to joining Swiss Re Capital Partners, Mr. Baily was a partner at PricewaterhouseCoopers LLP and its predecessor, Coopers & Lybrand, where he worked from 1965 until 1999. Mr. Baily was the National Insurance Industry Chairman of Coopers & Lybrand from 1986 until 1998 and a member of Coopers & Lybrand’s International Insurance Industry Committee from 1984 until 1998. Mr. Baily graduated cum laude from Albright College in 1965, received his CPA with honors in 1968 and received his M.B.A. from the University of Chicago in 1979. Mr. Baily’s experience as an accountant and past service as a director of public companies led our Nominating and Corporate Governance Committee to conclude that Mr. Baily is qualified to serve as a director.
Kenneth F. Bernstein
Mr. Kenneth F. Bernstein brings to the Board expertise in accounting and business operations. Mr. Bernstein has been the chief executive officer of Acadia Realty Trust since 2001 and the president and a trustee since its formation in 1998. Mr. Bernstein is responsible for strategic planning as well as overseeing the day-to-day activities of Acadia Realty Trust including operations, acquisitions and capital markets. He was an independent trustee of BRT Apartments Corp. from 2004 to 2016. From 1990 to 1998, he served as chief operating officer of RD Capital, Inc. until its merger into Acadia Realty Trust. He was an associate with the New York law firm of Battle Fowler LLP, from 1986 to 1990. Mr. Bernstein has been a member of the board of directors of GBDC (NASDAQ) since 2010 and was a member of the board of directors of GCIC from November 2014 to September 2019. He has been a member of the National Association of Corporate Directors, International Council of Shopping Centers, the National Association of Real Estate Investment Trusts, for which he serves on the Board of Governors, the Urban Land Institute and the Real Estate Roundtable. Mr. Bernstein was also the founding chairman of the Young Presidents’ Organization Real Estate Network and is currently a member of its board of advisors. He holds a B.A. from the University of Vermont and a J.D. from Boston University School of Law. Mr. Bernstein’s experience as a senior executive officer within finance companies led our Nominating and Corporate Governance Committee to conclude that Mr. Bernstein is qualified to serve as a director.
Anita R. Rosenberg
Ms. Rosenberg brings to the Board a diverse knowledge of business and finance. She has been a member of the board of directors of GBDC (NASDAQ) since April 2011 and was a member of the board of directors of GCIC from November 2014 to September 2019.
Ms. Rosenberg became a trustee of Baron Investment Funds Trust in May 2013 and an independent director for Impala Asset Management in January 2014. From April 2011 through May 2012, she served as an independent advisor to Magnetar Capital, a multi-strategy hedge fund. From 1999 until her retirement in February 2009, Ms. Rosenberg was a Partner and Portfolio Manager at Harris Alternatives, LLC, and its predecessor, Harris Associates, L.P. Ms. Rosenberg brings to the Board expertise in capital markets, portfolio management and business operations. As a Portfolio Manager at Harris Alternatives, LLC, Ms. Rosenberg managed all aspects of a $14 billion fund of hedge funds, including asset selection, risk assessment and allocation across investment strategies. Prior to Harris Alternatives, LLC, Ms. Rosenberg held senior level positions at several large asset management/investment banking institutions, including Banker’s Trust, Global Asset Management and Merrill Lynch Capital Markets. Ms. Rosenberg received her B.A. in 1985 from Harvard University. Ms. Rosenberg’s experience as a partner and senior executive in several asset management firms led our Nominating and Corporate Governance Committee to conclude that Ms. Rosenberg is qualified to serve as a director.
William M. Webster IV
Mr. William M. Webster IV brings to the Board a diverse knowledge of business and finance. Mr. Webster is one of the co-founders of Advance America, Advance Cash Centers, Inc. Mr. Webster served as a director from the company’s inception in 1997 through May 2012 and as the Chairman of the board of directors from August 2008 through May 2012 and previously from January 2000 through July 2004. He was the Chief Executive Officer of Advance America, Advance Cash Centers, Inc. from its inception through August 2005. From May 1996 to May 1997, Mr. Webster served as Executive Vice President of Education Management Corporation and was responsible for corporate development, human resources, management information systems, legal affairs and government relations. From October 1994 to October 1995, Mr. Webster served as Assistant to the President of the United States and Director of Scheduling and Advance. Mr. Webster served as Chief of Staff to U.S. Department of Education Secretary Richard W. Riley from January 1993 to October 1994. From November 1992 to January 1993, Mr. Webster was Chief of Staff to Richard W. Riley as part of the Presidential Transition Team. Mr. Webster serves on the board of directors of LKQ Corporation (NYSE), Compass Systems, Inc., GBDC (NASDAQ) since 2010, and served on the board of directors of GCIC from November 2014 to September 2019. Mr. Webster holds an Executive Masters Professional Director Certification, the highest level, from the American College of Corporate Directors, a public company director education and credentialing organization. Mr. Webster is a 1979 summa cum laude graduate of Washington and Lee University and a Fulbright Scholar. Mr. Webster is also a graduate of the University of Virginia School of Law. Mr. Webster holds an Executive Masters Professional Director Certification, their highest level, from the American College of Corporate Directors, a public company director education and credentialing organization. Mr. Webster’s knowledge of business and finance developed as a senior executive officer led our Nominating and Corporate Governance Committee to conclude that Mr. Webster is qualified to serve as a director.
Committees of the Board
The Board has established an Audit Committee and a Nominating and Corporate Governance Committee. For the fiscal year ended September 30, 2019, the Board of the Company held four Board meetings, five Audit Committee meetings, and one Nominating and Corporate Governance Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served that were held while they were members of the Board. The Company requires each director to make a diligent effort to attend all Board and committee meetings and encourages directors to attend the Annual Meeting. All directors of the Company attended the 2019 Annual Meeting of Stockholders.
Audit Committee
The members of the Audit Committee are John T. Baily, Kenneth F. Bernstein, Anita R. Rosenberg and William M. Webster IV, each of whom is financially literate and meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act. William M. Webster IV serves as Chairman of the Audit Committee. Our Board has determined that Mr. Baily, Mr. Bernstein and Mr. Webster are each an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act.

The purpose of the Audit Committee is to monitor (i) the integrity of the financial statements of the Company, (ii) the independent auditor’s qualifications and independence, (iii) the performance of the Company’s internal audit function and independent auditors and (iv) the compliance by the Company with legal and regulatory requirements.
The Audit Committee is directly responsible for approving and overseeing our independent accountants, including review and discussion of material written communications between the independent accountants and management, and reviewing with our independent accountants the plans and results of the audit engagement, including critical accounting policies to be used, alternative treatment of financial information within generally accepted accounting principles that have been discussed with management and, in the future, critical audit matters. As part of its oversight, the Audit Committee is responsible for approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing and overseeing the adequacy of our internal accounting controls. The Audit Committee is responsible for reviewing and discussing with management and our independent accountants our annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommending to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K. On a quarterly basis, the Audit Committee reviews and discusses with management and our independent accountants the Company’s quarterly financial statements prior to the filing of the Company’s Quarterly Reports on Form 10-Q, including the results of the independent accountants’ reviews of the quarterly financial statements. Periodically during each fiscal year, the Audit Committee meets, including private meetings, with our independent accountants and selected executive officers of the Company, as appropriate, for consultation on audit, accounting and related financial matters. At least annually, the Audit Committee reviews a report from the independent accountants regarding the independent accountant’s internal quality-control procedures, any material issues raised by internal quality review, or peer review, of the firm or any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with any such issues, as well as all relationships between the independent accountants and the Company. In its consideration of whether to recommend that stockholders ratify the selection of our independent accountants, the Audit Committee considers both the independence of the independent accountants from us and management and whether retaining the independent accountants is in the best interests of the Company and our stockholders. The Audit Committee reviews and approves the amount of audit fees and any other fees paid to our independent accountants.
The function of the Audit Committee is oversight. The independent accountants are accountable to the Board and the Audit Committee, as representatives of the Company’s stockholders. The Board and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent accountants (subject, if applicable, to shareholder ratification).
In fulfilling their responsibilities, the members of the Audit Committee are not full-time employees of the Company or management and are not, and do not represent themselves to be, accountants or auditors by profession. Accordingly, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards.
The responsibilities of the Audit Committee also include compliance oversight, including discussing with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies. In addition, the Audit Committee reviews related party transactions and considers any conflicts of interest brought to its attention pursuant to the Company’s Code of Conduct or Code of Ethics. See “Certain Relationships and Related Party Transactions.”
The Audit Committee is also responsible for aiding our Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board and Audit Committee utilize the services of independent valuation firms to help them determine the fair value of these securities. The Audit Committee Charter is attached as Annex A to our definitive Proxy Statement relating to our 2018 Annual Meeting of Stockholders that was filed with the SEC on December 15, 2017 (File No. 814-01244).

Nominating and Corporate Governance Committee
The members of the Nominating and Corporate Governance Committee are John T. Baily, Kenneth F. Bernstein, Anita R. Rosenberg and William M. Webster IV, each of whom is independent for purposes of the 1940 Act. William M. Webster IV serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee Charter, which is attached as Annex B to our definitive Proxy Statement relating to our 2018 Annual Meeting of Stockholders that was filed with the SEC on December 15, 2017 (File No. 814-01244).
The Nominating and Corporate Governance Committee considers Stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Our bylaws provide that a Stockholder who wishes to nominate a person for election as a director at a meeting of Stockholders must deliver written notice to our corporate secretary, Joshua M. Levinson, c/o Golub Capital BDC 3, Inc., 200 Park Avenue, 25th Floor, New York, New York 10166. This notice must contain, as to each nominee, all information that would be required under applicable SEC rules to be disclosed in connection with election of a director and certain other information set forth in our bylaws, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our Common Stock owned, if any; and a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Stockholders. In order to be eligible to be a nominee for election as a director by a Stockholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such nominee and a written representation and agreement that such nominee is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with services on the Board and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.
Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board include compliance with the independence and other applicable requirements of the 1940 Act and the SEC, and all other applicable laws, rules, regulations and listing standards; the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The Nominating and Corporate Governance Committee also may consider such other factors as it may deem are in the best interests of the Company and its Stockholders.
Compensation Committee
The Company does not have a compensation committee because its executive officers do not receive compensation from us. The Board, as a whole, is responsible for reviewing the reimbursement by the Company to the Administrator of the allocable portion of the cost of the Company’s Chief Financial Officer and Chief Compliance Officer and their respective staffs on an annual basis and also participates in the consideration of director compensation. Decisions on director compensation are based on a review of data of comparable business development companies.
Communication with the Board
Stockholders with questions about the Company are encouraged to contact the Company’s Investor Relations Department at 200 Park Avenue, 25th Floor, New York, New York 10166. However, if Stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board by sending their communications to Joshua M. Levinson, Secretary, c/o Golub Capital BDC 3, Inc., 200 Park Avenue,25th Floor, New York, New York 10166. All Stockholder communications received in this manner will be delivered to one or more members of the Board.

Information about the Officers Who Are Not Directors
The following information pertains to our officers who are not directors of the Company.
Name, Address and Age(1)	Position(s) held with Company	Principal Occupation(s) During the Past 5 Years
Ross A. Teune (51)	Chief Financial Officer and Treasurer (since August 2017)	Mr. Teune is a Senior Vice President at Golub Capital and also currently is the Chief Financial Officer and Treasurer for GBDC (NASDAQ) and served in such roles at GCIC from November 2014 until GCIC’s acquisition by GBDC in September 2019. Mr. Teune served as Director of Strategic Planning at Merrill Lynch Capital Inc. from April 2006 to November 2007 where he was responsible for evaluating and implementing new business initiatives and managing that company’s strategic planning process. Prior to this position, Mr. Teune was Vice President of Finance at Antares Capital Corporation from July 2002 to April 2006 where he was responsible for overseeing operations and financial reporting. Mr. Teune also served as the primary liaison to the tax, treasury, external reporting and market risk departments of Massachusetts Life Insurance Company, Antares Capital’s parent company. Mr. Teune also worked at Heller Financial Corporation and KPMG LLP. Mr. Teune graduated from Hope College with a B.A. in Accounting and is a Certified Public Accountant (inactive).
Joshua M. Levinson (44)	Chief Compliance Officer and Secretary (since August 2017)	Mr. Levinson serves as our Chief Compliance Officer and Secretary and is also the Co-General Counsel and Chief Compliance Officer of Golub Capital, where he has primary responsibility for legal and compliance matters. Mr. Levinson is currently the Chief Compliance Officer and Secretary for GBDC (NASDAQ) and served in such roles at GCIC from November 2014 until GCIC’s acquisition by GBDC in September 2019. Mr. Levinson served as Counsel at Magnetar Capital from 2006 to 2010, where he was responsible for the legal affairs of a number of business units and also served as Secretary of Magnetar Spectrum Fund. Prior thereto, Mr. Levinson was a private equity and investment funds attorney at King & Spalding LLP and a corporate attorney at Wilson Sonsini Goodrich & Rosati. Mr. Levinson holds a B.S. from Vanderbilt University and received a J.D. from Georgetown University Law Center, where he was an associate editor of the Georgetown Law Journal.
Gregory A. Robbins (44)	Managing Director (since August 2017)	Mr. Robbins is a Managing Director at Golub Capital. He also currently serves as Managing Director of GBDC (NASDAQ) and served in such role at GCIC from November 2014 until GCIC’s acquisition by GBDC in September 2019. Prior to joining Golub Capital in 2004, Mr. Robbins was a Vice President in the Merchant Banking Group at Indosuez Capital. During his tenure at Indosuez Capital, Mr. Robbins originated, structured, executed and managed leveraged finance transactions for middle market private equity sponsors across multiple assets classes. Prior thereto, Mr. Robbins was an associate at Saw Mill Capital, a private equity firm. Mr. Robbins holds a B.S. from the Wharton School of the University of Pennsylvania.
Jonathan D. Simmons (37)	Director of Corporate Strategy (since August 2017)	Mr. Simmons is a Director of Golub Capital and serves as our Director of Corporate Strategy. He also currently serves as Director of Corporate Strategy for GBDC (NASDAQ) and served in such role at GCIC from November 2014 until GCIC’s acquisition by GBDC in September 2019. Prior to joining Golub Capital in 2009, Mr. Simmons served as a Senior associate at Churchill Financial and as an investment banking associate at J.P. Morgan Securities Inc. Mr. Simmons graduated magna cum laude from Colgate University with a B.A. in Mathematics and Economics.
Richard D. Jacobson (55)	Managing Director (since February 2018)	Mr.Jacobson is a Managing Director at Golub Capital. Prior to joining Golub Capital in 2014, Mr. Jacobson worked at Stern Capital, a private investment firm, where he led the firm’s expansion into private debt and equity transactions. Prior to this position, Mr. Jacobson served as a Managing Director and one of four partners overseeing Indosuez Capital’s Merchant Banking group, where he was a member of the Investment Committee and oversaw the group’s origination and structuring of senior loans, mezzanine debt and private equity co-investments. Prior to that, Mr. Jacobson was an Associate in the law firm of Jacobs, Persinger and Parker. Mr. Jacobson earned his BA degree cum laude in English and Sociology from Tulane University. He received an MBA from the Columbia Business School and a JD from American University’s Washington College of Law.

(1)
Effective on or around January 1, 2020, the business address of each of our officers, GC Advisors and Golub Capital LLC is c/o Golub Capital BDC 3, Inc., 200 Park Avenue, 25th Floor, New York, NY 10166.

Each officer holds his office until his successor is chosen and qualified or until his earlier resignation or removal.
Code of Conduct and Code of Ethics
We expect each of our officers and directors, as well as any person affiliated with our operations, to act in accordance with the highest standards of personal and professional integrity at all times and to comply with the Company’s policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, the Company has adopted a Code of Conduct. The Code of Conduct applies to the Company’s directors, executive officers, officers and their respective staffs.
As required by the 1940 Act, we and GC Advisors have each adopted a Code of Ethics that establishes procedures that apply to our directors, executive officers, officers, their respective staffs and the employees of GC Advisors with respect to their personal investments and investment transactions. Our Code of Ethics generally does not permit investments by our directors, officers or any other covered person in securities that may be purchased or held by us. We filed our Code of Ethics as Exhibit 14.1 to our Annual Report on Form 10-K, filed with the SEC on December 5, 2019, and you may access it via the Internet at the website of the SEC at www.sec.gov. We intend to disclose any material amendments to or waivers of required provisions of our Code of Conduct or the Code of Ethics on a Current Report on Form 8-K.
Compensation of Directors
The Independent Directors will receive an annual fee of $30,000 for the fiscal year ending September 30, 2020. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person or telephonically each regular Board meeting and $500 for each special telephonic meeting. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and $500 for each telephonic committee meeting (provided that such compensation will only be paid if the committee meeting is not held on the same day as any regular board meeting). The chairman of the Audit Committee receives an annual fee of  $4,000. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. No compensation is paid to directors who are “interested persons.” The Board reviews and determines the compensation of Independent Directors.
The following table shows information regarding the compensation earned by our directors for the fiscal year ended September 30, 2019. No compensation is paid by us to any interested director or executive officer of the Company.
Name	Aggregate Compensation from Golub Capital BDC 3, Inc.(1)	Pension or Retirement Benefits Accrued as Part of Our Expenses(2)	Total Compensation from Golub Capital BDC 3, Inc. Paid to Director(1)
Independent Directors
John T. Baily	$14,000	—	$14,000
Kenneth F. Bernstein	$14,000	—	$14,000
Anita R. Rosenberg	$14,000	—	$14,000
William M. Webster IV	$19,000	—	$19,000
Interested Director
Lawrence E. Golub	—	—	—
David B. Golub	—	—	—

(1)
The amounts listed are for the fiscal year ending September 30, 2019. For a discussion of the Independent Directors’ compensation, see above.

(2)
We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

Certain Relationships and Related Party Transactions
We have entered into agreements with GC Advisors, in which members of our senior management and members of GC Advisors’ investment committee have ownership and financial interests. Members of our senior management and the investment committee also serve as principals of other investment advisers affiliated with GC Advisors that do and may in the future sponsor or manage accounts with investment objectives similar to ours. In addition, our executive officers and directors and the members of GC Advisors and its investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of accounts managed or sponsored by our affiliates. These accounts may have investment objectives similar to our investment objective.
Subject to certain 1940 Act restrictions on co-investments with affiliates, GC Advisors offers us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other relevant factors. Such offers are subject to the exception that, in accordance with GC Advisors’ code of ethics and allocation policies, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with other entities sponsored or managed by GC Advisors and its affiliates over time.
GC Advisors and its affiliates have both subjective and objective policies and procedures in place that are designed to manage the potential conflicts of interest between GC Advisors’ fiduciary obligations to us and its similar fiduciary obligations to other clients. To the extent that we compete with entities sponsored or managed by GC Advisors or its affiliates for a particular investment opportunity, GC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies, (2) the requirements of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. GC Advisors’ allocation policies are intended to ensure that, over time, we may generally share equitably with other accounts sponsored or managed by GC Advisors or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other accounts. There can be no assurance that GC Advisors’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.
GC Advisors has historically sponsored or managed, and currently sponsors or manages, accounts with similar or overlapping investment strategies and has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. GC Advisors seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts sponsored or managed by GC Advisors and its affiliates. When we invest alongside such other accounts, such investments are made consistent with GC Advisors’ allocation policy. Under this allocation policy, GC Advisors will determine separately the amount of any proposed investment to be made by us and similar eligible accounts. We expect that these determinations will be made in a similar manner for other accounts sponsored or managed by GC Advisors and its affiliates. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed investment, the opportunity will be allocated in accordance with GC Advisor’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to fully satisfy demand by us and other accounts sponsored or managed by GC Advisors or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata to us and each other eligible account based on the capital available for investment of each of us and such other eligible accounts, subject to the minimum and maximum investment size limits for each such party. To the extent we do not have available capital and are at or near our targeted leverage ratio, we may receive smaller allocations, if any, on new investment opportunities under GC Advisors’ allocation policy. In situations in which co-investment with other entities sponsored or managed by GC Advisors or its affiliates is not permitted or appropriate, such as when, in the absence of exemptive relief described below, we and such other entities would be making different investments in the same issuer, GC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. GC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time, including, for example, through random or rotational methods.
We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates of GC Advisors, unless doing so is impermissible with existing regulatory guidance, applicable regulations, the terms of any exemptive relief granted to us and our allocation procedures. On February 27, 2017, GC Advisors and certain other funds and accounts sponsored or managed by GC Advisors and its affiliates, received exemptive relief from the SEC that permits us greater flexibility to negotiate the terms of co-investments if our Board determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by GC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and accounts sponsored or managed by the GC Advisors and its affiliates may afford us additional investment opportunities and the ability to achieve greater diversification. Under the terms of this exemptive relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors is required to make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment strategies and policies.
GC Advisors and its affiliates have other clients with similar or competing investment objectives, including GBDC and several private funds that are pursuing an investment strategy similar to ours, some of which may seek new capital from time to time. In serving these clients, GC Advisors may have obligations to other clients or investors in those entities. Our investment objective may overlap with such affiliated accounts. GC Advisors’ allocation procedures are designed to allocate investment opportunities among the accounts sponsored or managed by GC Advisors and its affiliates in a manner consistent with its obligations under the Advisers Act. If two or more accounts with similar investment strategies are actively investing, GC Advisors will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. The Board regularly reviews the allocation policy of Golub Capital and annually reviews the code of ethics of GC Advisors.
Our senior management, members of GC Advisors’ investment committee and other investment professionals from GC Advisors may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law. In addition, we have adopted a formal Code of Ethics that governs the conduct of our and GC Advisors’ officers, directors and employees. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the Maryland General Corporation Law.
We have entered into an investment advisory agreement (the “Investment Advisory Agreement”) with GC Advisors pursuant to which we pay GC Advisors a base management fee and incentive fee. Our Board reapproved the Investment Advisory Agreement for a one-year term in May 2019. In addition, pursuant to a waiver letter, GC Advisors has irrevocably agreed to waive certain fees payable under the Investment Advisory Agreement until such time as we complete an initial public offering of shares of our Common Stock or a listing of our Common Stock on a national securities exchange. The incentive fee is computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for GC Advisors to make certain types of investments. Additionally, we rely on investment professionals from GC Advisors to assist our Board with the valuation of our portfolio investments. GC Advisors’ base management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of GC Advisors are involved in the valuation process of our portfolio investments. For the fiscal year ending September 30, 2019, GC Advisors earned a base management fee (net of waivers) of $3.5 million and an incentive fee (net of waivers) of  $3.4 million.
We have entered into a license agreement with Golub Capital LLC under which Golub Capital LLC granted us a non-exclusive, royalty-free license to use the name “Golub Capital.”
Pursuant to an administration agreement (the “Administration Agreement”), Golub Capital LLC furnishes us with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Our Board reapproved the Administration Agreement for a one-year term in May 2019. Under our Administration Agreement, Golub Capital LLC performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. GC Advisors is the sole member of and controls Golub Capital LLC. For the fiscal year ending September 30, 2019, the Company reimbursed GC Advisors $0.6 million for the services described above.
GC Advisors is an affiliate of Golub Capital LLC, with whom it has entered into a staffing agreement (the “Staffing Agreement”). Under this agreement, Golub Capital LLC makes available to GC Advisors experienced investment professionals and access to the senior investment personnel and other resources of Golub Capital LLC and its affiliates. The Staffing Agreement provides GC Advisors with access to deal flow generated by the professionals of Golub Capital LLC and its affiliates and commits the members of GC Advisors’ investment committee to serve in that capacity. GC Advisors seeks to capitalize on what we believe to be the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital LLC’s investment professionals.
Golub Capital LLC serves as administrative agent for GBDC 3 Senior Loan Fund LLC, an unconsolidated Delaware limited liability company that intends to invest in senior secured and one stop loans and is co-managed by Golub Capital BDC 3, Inc. and RGA Reinsurance Company. Pursuant to the Administrative and Loan Services Agreement between GBDC 3 Senior Loan Fund LLC and Golub Capital LLC, Golub Capital LLC provides certain loan servicing and administrative functions to GBDC 3 Senior Loan Fund LLC and is reimbursed for certain of its costs and expenses by GBDC 3 Senior Loan Fund LLC.
The Audit Committee, in consultation with the Company’s Chief Executive Officer, Chief Compliance Officer and legal counsel, has established a written policy to govern the review of potential related party transactions. The Audit Committee conducts quarterly reviews of any potential related party transactions and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to the Company’s Code of Conduct or Code of Ethics.

PROPOSAL 2: RATIFICATION OF
SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee, comprised of all of Independent Directors, has selected Ernst & Young LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending September 30, 2020. This selection is presented for ratification by the Stockholders. It is expected that a representative of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.
Principal Accountant Fees and Services
The following aggregate fees by Ernst & Young LLP, the Company’s current independent registered accounting firm, were billed to the Company for work attributable to audit, tax and other services provided to the Company for the fiscal years ended September 30, 2019 and 2018.
	Fiscal Year Ended September 30, 2019	Fiscal Year Ended September 30, 2018
Audit Fees	$230,000	$15,000
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$230,000	$15,000
Audit Fees:   Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that were provided by Ernst & Young LLP for the fiscal years ended September 30, 2019 and 2018 in connection with statutory and regulatory filings.
Audit-Related Fees:   Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
Tax Fees:   Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.
All Other Fees:   Other fees would include fees billed for products and services other than the services reported above.
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP, the Company’s independent auditor. The policy requires that the Audit Committee pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. While there were no audit-related fees and tax fees incurred in the fiscal year ended September 30, 2019, if any of these would have been incurred, they would have been approved by the Audit Committee.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.
THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2020.

Audit Committee Report(1)
The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended September 30, 2019.
The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and Ernst & Young LLP, the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2019, with and without management present. The Audit Committee included in its review results of Ernst & Young LLP’s examinations, the Company’s internal controls and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.
The Audit Committee also has discussed with Ernst & Young LLP matters relating to Ernst & Young LLP’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Auditing Standard No. 16 (Communication With Audit Committees). In addition, the Audit Committee has discussed with Ernst & Young LLP its independence from management and the Company, as well as the matters in the written disclosures received from Ernst & Young LLP and required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committee Concerning Independence). The Audit Committee received a letter from Ernst & Young LLP confirming its independence and discussed it with them. The Audit Committee reviewed and approved the amount of audit fees paid to Ernst & Young LLP for the fiscal year ended September 30, 2019. The Audit Committee discussed and reviewed with Ernst & Young LLP the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of Ernst & Young LLP’s audits and all fees paid to Ernst & Young LLP during the fiscal year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Ernst & Young LLP for the Company. The Audit Committee has reviewed and considered the compatibility of Ernst & Young LLP’s performance of non-audit services with the maintenance of Ernst & Young LLP’s independence as the Company’s independent registered public accounting firm.
Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2019 for filing with the SEC.
December 5, 2019
The Audit Committee
William M. Webster IV, Chair
John T. Baily
Kenneth F. Bernstein
Anita R. Rosenberg

(1)
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS
The Board knows of no other matter that is likely to come before the Annual Meeting or that may properly come before the Annual Meeting, apart from the consideration of an adjournment or postponement.
If there appears not to be enough votes for a quorum or to approve the proposals at the Annual Meeting, the chair of the Annual Meeting shall have the power to adjourn the Annual Meeting from time to time without notice other than announcement at the Meeting or the Stockholders who are represented in person or by proxy may vote to adjourn the Annual Meeting to permit the further solicitation of proxies. The person(s) named as proxies will vote proxies held by them for such adjournment.
ANNUAL AND QUARTERLY REPORTS
Copies of our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are or will be available without charge upon request by calling us collect at (212) 750-6060. Please direct your request to Golub Capital BDC 3, Inc., Attention: Investor Relations, 200 Park Avenue, 25th Floor, New York, NY 10166. Copies of such reports are also posted via EDGAR on the SEC’s website at www.sec.gov.
SUBMISSION OF STOCKHOLDER PROPOSALS
The Company expects that the 2021Annual Meeting of Stockholders will be held in February 2021, but the exact date, time and location of such meeting have yet to be determined. Proposals to be included in our proxy statement for the 2021 Annual Meeting must be submitted by eligible stockholders who have complied with the relevant regulations of the SEC and received no later than August 22, 2020. In addition, the Company’s bylaws contain an advance notice provision requiring that, if a Stockholder’s proposal, including nomination of a director, is to brought before the next Annual Meeting of Stockholders, such Stockholder must provide timely notice thereof in writing addressed to Joshua M. Levinson, Secretary, c/o Golub Capital BDC 3, Inc., 200 Park Avenue, 25th Floor, New York, NY 10166. Notices of intention to present proposals, including nomination of a director, at the 2020 Annual Meeting must be received by the Company between August 22, 2020 and 5:00 p.m. Eastern time on September 21, 2020. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements and requirements of the Company’s bylaws are met. The Company reserves the right to reject, rule out of order, or to take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Company’s Audit Committee. Complaints may be submitted on an anonymous basis.
The Chief Compliance Officer may be contacted at:
Mr. Joshua M. Levinson
Golub Capital BDC 3, Inc.
Chief Compliance Officer
200 Park Avenue, 25th Floor
New York, NY 10166
The Audit Committee Members may be contacted at:
Messrs. William M. Webster IV, John T. Baily, Kenneth F. Bernstein, and/or Ms. Anita R. Rosenberg
Golub Capital BDC 3, Inc.
Audit Committee Member
200 Park Avenue, 25th Floor
New York, NY 10166

You are cordially invited to attend our Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage paid envelope, or vote via the Internet or telephone, so that you may be represented at the Annual Meeting.
By Order of the Board of Directors,
/s/ Joshua M. Levinson

Joshua M. Levinson
Secretary
December 16, 2019

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY E88072-P31663-Z76121-Z76120 ! ! ! ! ! ! ! ! ! GOLUB CAPITAL BDC 3, INC. 200 PARK AVENUE 25TH FLOOR NEW YORK, NY 10166 1a. David B. Golub Nominees: NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1b. Anita R. Rosenberg 2. To ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020. 1. Election of Directors – To elect two Class I directors of the Company who will each serve for a term expiring at the 2023 Annual Meeting of Stockholders of the Company or until his or her successor is duly elected and qualified. For Against Abstain For Against Abstain The Board of Directors recommends you vote FOR the following proposals: GOLUB CAPITAL BDC 3, INC. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET - www.proxyvote.com or use your smartphone camera to scan the QR Barcode above and click on the link Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

E88073-P31663-Z76121-Z76120 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. GOLUB CAPITAL BDC 3, INC. Annual Meeting of Stockholders February 4, 2020, 9:45 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Joshua M. Levinson and Ross A. Teune, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of Golub Capital BDC 3, Inc. which the undersigned is entitled to vote at the 2020 Annual Meeting of Stockholders of the Company ("Annual Meeting’’) to be held at the offices of Golub Capital LLC, 200 Park Avenue, New York, NY 10166, on February 4, 2020 at 9:45 AM, Eastern Time, and at all adjournments thereof, as indicated on this proxy. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and will be voted ’’For" the proposals set forth in the Company’s proxy statement. Continued and to be signed on reverse side